Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2022
Employee Defined Contribution Plan [Abstract]
EMPLOYEE DEFINED CONTRIBUTION PLAN

11. EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund, unemployment insurance and other welfare benefits are provided to employees. Chinese labor regulations require that the Group’s PRC entities make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The employee benefits were expensed as incurred.

Total employee benefits incurred for continuing operations were RMB18,688, RMB40,829 and RMB10,153 for the years ended December 31, 2020, 2021 and 2022, respectively.